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                      [Letterhead of Arthur Andersen LLP]



                                                                      EXH. 23.A

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Arbor Property Trust:

As independent public accountants, we hereby consent to the incorporation of our report dated March 15, 1996 included in this Form 10-K, into Arbor Property Trust's previously filed Registration Statement on Form S-3 (File No. 33-53571).


                                                     Arthur Andersen LLP


Philadelphia, Pennsylvania
  March 15, 1996